Exhibit 10.1

Please note that portions of this exhibit have been redacted and certain identifying information has been excluded from the exhibit because it is both not material and is the type that the registrant treats as private or confidential.

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of July 22, 2024, by and among CBL International Limited, a Cayman Islands exempted company incorporated with limited liability on February 8, 2022 under the Cayman Islands Companies Act (the “Company”), and the investors attached hereto (individually, a “Buyer” and collectively, the “Buyers”).

WHEREAS:

A.  The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”);

B. The Buyers, severally, and not jointly, wish to purchase from the Company, and the Company wishes to sell to the Buyers, upon the terms and conditions stated in this Agreement, the number of shares (the “Shares”) of the Company’s Ordinary Shares, par value $0.0001 per share (the “Ordinary Shares”) set forth herein, respectively (as it may be amended or supplemented);

C. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached as Exhibit A (as the same may be amended, restated, modified or supplemented and in effect from time to time, the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights with respect to the Shares. The Shares are referred to herein as the “Securities.”

NOW THEREFORE, the Company and the Buyers hereby agree as follows:

1. PURCHASE AND SALE OF SHARES.

a. Purchase of the Shares. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 5 and 6 below, on the Closing Date (as defined in Section 1.b), the Company shall issue and sell to each Buyer, and each Buyer severally agrees to purchase from the Company, the number of Shares set forth below such Buyer’s name on its signature page hereto (the “Closing”). The purchase price shall be USD $0.55 per Share of the Company’s Ordinary Shares payable in full and without deduction at the Closing (the “Share Purchase Price” or “Purchase Price”).

b. The Closing Date. The date and time of the Closing (the “Closing Date”) shall be 9:00 a.m., New York City time, on August 30, 2024, subject to the satisfaction (or waiver) of all of the conditions to the Closing set forth in Sections 5 and 6 (or such later or earlier date as is mutually agreed to in writing by the Company and the Required Buyers). The Closing shall occur on the Closing Date by telephonic conference and electronic exchange of documents. For purposes of this Agreement, “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

c. Form of Payment. On the Closing Date, (i) each Buyer shall pay the applicable Purchase Price to the Company for the Shares to be issued and sold to such Buyer on the Closing Date, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions, and (ii) the Company shall deliver to each Buyer a copy of the irrevocable instructions (the “Transfer Instructions”) to VStock Transfer, LLC (the “Transfer Agent”) instructing the Transfer Agent to issue to such Buyer or its designee(s), in book-entry form, the number of Shares that such Buyer is purchasing on the Closing Date.

2. BUYER’S REPRESENTATIONS AND WARRANTIES.

Each Buyer represents and warrants, severally and not jointly, as of the date of this Agreement and the Closing Date, with respect to only itself, to the Company that:

a.  Investment Purpose. Each Buyer understands that the Securities are “restricted securities” and have not been registered under the 1933 Act or any applicable state securities law and each such Buyer is acquiring the Securities hereunder as principal for its own account and not with a view towards, or for resale in connection with, the public sale or distribution, except pursuant to sales registered under, or exempted from, the registration requirements of the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to assign, transfer or otherwise dispose of any of the Securities at any time in accordance with or pursuant to an effective registration statement or an exemption under the 1933 Act.

b. Accredited Investor Status. Such Buyer is an “Accredited Investor” as that term is defined in Rule 501(a) of Regulation D.

c. Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions.

d. Information. Such Buyer acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Documents (as defined below) and such Buyer and its advisors, if any, have been furnished with materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities sufficient in its view to enable it to evaluate its investment. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, limit, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below.

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e. General Solicitation. Such Buyer is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

f. Experience of Such Buyer. Such Buyer, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Buyer is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

g. Independent Investment Decision. Such Buyer has independently evaluated the merits of its decision to purchase Shares pursuant to the Transaction Documents (as defined below), and such Buyer confirms that it has not relied on the advice of any other Buyer’s business and/or legal counsel in making such decision. Such Buyer understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Buyer in connection with the purchase of the Securities constitutes legal, tax or investment advice. Such Buyer has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

h. Acknowledgment of Risks. Such Buyer acknowledges and understands that its investment in the Securities involves a significant degree of risk, including, without limitation: (i) an investment in the Company is speculative, and only Buyers who can afford the loss of their entire investment should consider investing in the Company and the Securities; (ii) such Buyer may not be able to liquidate its investment; (iii) transferability of the Securities is extremely limited; (iv) in the event of a disposition of the Securities, such Buyer could sustain the loss of its entire investment; (v) the Company has not paid any dividends on its Ordinary Shares since inception and does not anticipate the payment of dividends in the foreseeable future; (vi) the foregoing risks are more fully set forth in the SEC Documents; and (vii) that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

i. No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

j. Transfer or Resale. Such Buyer understands that, except as provided in the Registration Rights Agreement, (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance that such Securities have been or can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule thereto) (“Rule 144”); and (ii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder other than pursuant to the Registration Rights Agreement. As used in this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof or any other legal entity.

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k. Brokers and Finders. No Person (as defined above) will, to such Buyer’s knowledge, have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or any other Buyer for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Buyer. The purchase of Securities by such Buyer has not been solicited by or through anyone other than the Company.

l. Certain Trading Activities. Other than with respect to the transactions contemplated herein, since the time that such Buyer was first contacted by the Company, or any other Person regarding the transactions contemplated hereby, neither the Buyer nor any Affiliate of such Buyer which (i) had knowledge of the transactions contemplated hereby, (ii) has or shares discretion relating to such Buyer’s investments or trading or information concerning such Buyer’s investments, including in respect of the Securities, and (iii) is subject to such Buyer’s review or input concerning such Affiliate’s investments or trading (each a “Trading Affiliate”) has directly or indirectly, nor has any Person acting on behalf of such Buyer or Trading Affiliate, effected or agreed to effect any purchases or sales of the securities of the Company (including, without limitation, any short sales involving the Company’s securities). Notwithstanding the foregoing, in the case of a Buyer and/or Trading Affiliate that is, individually or collectively, a multi-managed investment bank or vehicle whereby separate portfolio managers manage separate portions of such Buyer’s or Trading Affiliate’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Buyer’s or Trading Affiliate’s assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio manager that have knowledge about the financing transaction contemplated by this Agreement. Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect short sales or similar transactions in the future.

m. Legends. Each such Buyer understands that the certificates or other instruments representing the Shares, except as set forth below, shall bear a restrictive legend in substantially the following form (the “1933 Act Legend”):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

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Each such Buyer further understands that the legends referenced above shall be removed, and the Company shall issue, pursuant to instructions provided by the Company to the Transfer Agent, a certificate or book-entry statement without such legend to the holder of the applicable Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at the Depository Trust Company (“DTC”), only if (i) such Securities are registered for resale under the 1933 Act (provided that, if a Buyer is selling pursuant to the registration statement, such Buyer agrees to only sell such Securities during such time that the registration statement is effective and not withdrawn or suspended, and only as permitted by the registration statement), (ii) such Securities are sold or transferred pursuant to Rule 144 (if the transferor is not an Affiliate of the Company), or (iii) such Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions.

n. Authorization; Enforcement; Validity. To the extent a Buyer is a corporation, partnership, limited liability company or other entity, such Buyer is a validly existing corporation, partnership, limited liability company or other entity and has the requisite corporate, partnership, limited liability or other organizational power and authority to enter into the transactions contemplated by the Transaction Documents. To the extent a Buyer is an individual, such Buyer has the legal capacity to enter into the transactions contemplated by the Transaction Documents. This Agreement and the Registration Rights Agreement have been duly and validly authorized (as applicable), executed and delivered on behalf of a Buyer and are legal, valid and binding agreements of such Buyer, enforceable against such Buyer in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, preference or similar laws affecting creditors’ rights generally and general principles of equity.

o.  No Conflicts. The execution, delivery and performance by each such Buyer of the Transaction Documents and the consummation by Buyer of the transactions contemplated thereby will not (i) in the case that Buyer is a corporation, partnership, limited liability company or other entity, result in a violation of the organizational documents of Buyer, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

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p. Residency. Each such Buyer’s residence (if an individual) or offices in which its investment decision with respect to the Securities was made (if an entity) are located at the address immediately below Buyer’s name on its signature page.

q. Representations by Non-United States Persons. If Buyer is not a United States person, the Buyer hereby represents that the Buyer has satisfied the laws of the Buyer’s jurisdiction in connection with any invitation to subscribe for the Securities or any use of the Transaction Documents, including (i) the legal requirements within the Buyer’s jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. The Buyer’s subscription and payment for, and the Buyer’s continued beneficial ownership of, the Securities will not violate any applicable securities or other laws of the Buyer’s jurisdiction.

r.  No “Bad Actor” Disqualification Events. To Buyer’s knowledge, neither (i) the Buyer, (ii) any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members, nor (iii) any beneficial owner of the Company’s voting equity securities (in accordance with Rule 506(d) of the Securities Act) held by the Buyer is subject to any Disqualification Event, except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed reasonably in advance of the Closing in writing in reasonable detail to the Company.

s. Anti-Money Laundering Laws. Such Buyer represents and warrants to, and covenants with, the Company that: (i) such Buyer is in compliance with the regulations administered by the U.S. Department of the Treasury (“Treasury”) Office of Foreign Assets Control; (ii) such Buyer, its parents, subsidiaries, affiliated companies, officers, directors and partners, and to such Buyer’s knowledge, its shareholders, owners, employees, and agents, are not on the List of Specially Designated Nationals and Blocked Persons maintained by Treasury and have not been designated by Treasury as a financial institution of primary money laundering concern subject to special measures under Section 311 of the USA PATRIOT Act, Pub. L. 107-56; (iii) to such Buyer’s knowledge, the funds to be used to acquire the Securities are not derived from activities that contravene applicable anti-money laundering laws and regulations; (iv) such Buyer is in compliance in all material respects with applicable anti money laundering laws and regulations and has implemented anti money laundering procedures that are designed to comply with applicable anti-money laundering laws and regulations, including, as applicable, the requirements of the Bank Secrecy Act, as amended by the USA PATRIOT Act, Pub. L. 107 56; and (v) to the best of its knowledge none of the funds to be provided by such Buyer are being tendered on behalf of a person or entity who has not been identified to such Buyer.

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3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants, as of the date of this Agreement and the Closing Date to each of the Buyers that:

a. Organization and Qualification. Except as disclosed in the SEC Documents, the Company does not directly or indirectly own any security or beneficial ownership interest, in any other Person (including through joint venture or partnership agreements) or have any interest in any other Person. Each of the Company and the Subsidiaries is a corporation and is duly organized under the laws of the jurisdiction in which it is incorporated and has the requisite corporate power and authority to own or lease, as the case may be, its properties, and to carry on its business as now being conducted. The Company is duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not be reasonably expected to have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business or (ii) the ability of the Company to perform its obligations under the Transaction Documents.

b. Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and deliver each of this Agreement and the Registration Rights Agreement in connection with the transactions contemplated hereby and thereby (collectively, the “Transaction Documents”), and to issue and deliver the Securities in accordance with the terms hereof and of the other Transaction Documents. The execution and delivery of the Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby, including the issuance of the Shares have been duly authorized by the Board of Directors of the Company (the “Company Board”) and no further consent or authorization is required by the Company or its shareholders. This Agreement and the other Transaction Documents dated as of the date hereof have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, preference or similar laws affecting creditors’ rights generally and general principles of equity.

c.  Capitalization. The authorized Ordinary Shares of the Company consists of (i) 500,000,000 shares of Ordinary Shares, of which, as of July 22, 2024, 25,000,000 shares are issued and outstanding. All of such issued and outstanding shares of the Company are fully paid and nonassessable. Except as disclosed in the SEC Documents (as defined below), and/or waived prior to the date hereof, (A) no Ordinary Shares of the Company are subject to preemptive rights or any other similar rights or any Liens suffered or permitted by the Company; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable or exercisable for, any Ordinary Shares of the Company or any of the Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of the Subsidiaries is or may become bound to issue additional Ordinary Shares of the Company or any of the Subsidiaries, or options, warrants or scrip for rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any Ordinary Shares of the Company or any of the Subsidiaries; (C) there are no agreements or arrangements under which the Company or any of the Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement); (D) there are no outstanding securities or instruments of the Company or any of the Subsidiaries that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of the Subsidiaries is or may become bound to redeem a security of the Company and no other shareholder or similar agreement to which the Company or any of the Subsidiaries is a party; (E) there are no securities or instruments containing anti-dilution or similar provisions that will or may be triggered by the issuance of the Shares; and (F) the Company does not have any share appreciation rights or “phantom share” plans or agreements or any similar plan or agreement.

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d. Issuance of Securities. The Securities have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and shall be free and clear of all encumbrances and restrictions, except as disclosed in the SEC Documents and for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws. Assuming the accuracy of the Buyers’ representations and warranties set forth in Section 2, the issuance by the Company of the Securities is in compliance with all applicable federal and state securities laws and exempt from registration under the 1933 Act and applicable state securities laws.

e. No Conflicts. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Shares will not (A) result in a violation of the Company’s Amended and Restated Memorandum of Association, as amended and as in effect on the date hereof (the “Memorandum of Association”), (B) conflict with, or constitute a breach or default (or an event which, with the giving of notice or lapse of time or both, constitutes or would constitute a breach or default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or other remedy with respect to, any agreement, indenture or instrument to which the Company is a party; or (C) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected, except in the case of both (B) and (C) above, as would reasonably be expected to have a Material Adverse Effect. The execution and delivery by the Company of the Transaction Documents and the issuance and sale of the Securities contemplated thereby require no consent of, action by or in respect of, or filing with, any person, governmental body, agency, or official other than (a) filings that have been made pursuant to applicable state securities laws, (b) post-sale filings pursuant to applicable state and federal securities laws, (c) filings pursuant to the rules and regulations of any securities exchange on which the Securities may be listed and (d) filing of the registration statement required to be filed by the Registration Rights Agreement, each of which the Company has filed or undertakes to file within the applicable time. All consents, authorizations, orders, filings and registrations that the Company is or has been required to obtain as described in the preceding sentence have been obtained or effected on or prior to the date of this Agreement or shall be obtained or effected prior to the applicable due date thereafter, as provided by applicable law, this Agreement or otherwise.

f. SEC Documents.

(i) The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934 Act, as amended (the “1934 Act”) (all of the foregoing filed prior to the date this representation is made (including all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein), collectively being hereinafter referred to as the “SEC Documents”). The Company has made available to the Buyers or their respective representatives or filed and made publicly available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval system (or successor thereto) (“EDGAR”) no less than two (2) days prior to the date this representation is made, true and complete copies of the SEC Documents. Each of the SEC Documents was filed with the SEC within the time frames prescribed by the SEC for the filing of such SEC Documents such that each filing was timely filed with the SEC. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents. None of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

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(ii) As used in this Agreement, the “Company’s Knowledge” and similar language means, unless otherwise specified, the actual knowledge of any “officer” (as such term is defined in Rule 16a-1 under the 1934 Act) of the Company, and the knowledge any such Person would be expected to have after reasonable due diligence inquiry.

g.  Absence of Litigation. Except as disclosed in the SEC Documents, (i) there is no action, suit or proceeding, or, to the Company’s Knowledge, any inquiry or investigation before or by any court, public board or other Governmental Authority (as defined below) pending or, to the Company’s Knowledge, threatened against or affecting the Company, the Ordinary Shares or any of the Subsidiaries, any Employee Benefit Plan (as defined below), or any of the Company’s or the Subsidiaries’ officers or directors in their capacities as such, as could reasonably be expected to have a Material Adverse Effect, and (ii) to the Company’s Knowledge, none of the directors or officers of the Company has been involved (as a plaintiff, defendant, witness or otherwise) in securities-related litigation as could reasonably be expected to have a Material Adverse Effect. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the 1933 Act.

h. General Solicitation. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

i. No Integrated Offering. Assuming the accuracy of the Buyers’ representations and warranties set forth in Section 2, neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable shareholder approval provisions of any authority.

j. Listing. The Ordinary Shares are registered pursuant to Section 12(b) or 12(g) of the 1934 Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Ordinary Shares under the 1934 Act nor has the Company received any notification that the SEC is contemplating terminating such registration. Other than as disclosed in the SEC Documents, the Company has not, in the 12 months preceding the date hereof, received notice from the Nasdaq Stock Market that the Company is not in compliance with the listing or maintenance requirements of the Nasdaq Capital Market (the “Principal Market”). The Ordinary Shares are eligible for clearing through DTC, through its Deposit/Withdrawal At Custodian (DWAC) system, and the Company is eligible and participating in the Direct Registration System (DRS) of DTC with respect to the Ordinary Shares.

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k. Tax Status. The Company has filed all tax returns that are required to be filed or has requested extensions thereof (except (i) in any case where such failure to file would not reasonably be expected to have a Material Adverse Effect or (ii) as set forth in or contemplated in the SEC Documents) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except (i) where any such failure to pay, assessment, fine or penalty is currently being contested in good faith or would not reasonably be expected to have a Material Adverse Effect or (ii) as set forth in or contemplated in the SEC Documents.

l.  Investment Company. The Company is not, and upon the Closing will not be, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

m. No Disqualification Events. With respect to the Securities to be offered and sold hereunder in reliance on Rule 506 under the 1933 Act, none of the Company, any of its predecessors, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner (as that term is defined in Rule 13d-3 under the 1934 Act) of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, any “promoter” (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity at the time of the Closing, any dealer participating in the offering of the Securities and any of such agents’ or dealer’s directors, executive officers, other officers participating in the offering of the Securities (each, a “Covered Person” and, together, “Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a “Disqualification Event”). The Company has exercised reasonable care to determine (i) the identity of each person that is a Covered Person; and (ii) whether any Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e). With respect to each Covered Person, the Company has established procedures reasonably designed to ensure that the Company receives notice from each such Covered Person of (x) any Disqualification Event relating to that Covered Person, and (y) any event that would, with the passage of time, become a Disqualification Event relating to that Covered Person; in each case occurring up to and including the Closing Date. Assuming the accuracy of the Buyers’ representations and warranties set forth in Section 2, the Company is not for any other reason disqualified from reliance upon Rule 506 of Regulation D for purposes of the offer and sale of the Securities.

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4. COVENANTS.

a. Best Efforts. Each party shall use its best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Sections 5 and 6 of this Agreement.

b. Form D and Blue Sky. The Company agrees to timely file a Form D with respect to the Securities if required under Regulation D and, upon request, to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Buyers at the Closing occurring on the Closing Date pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide promptly upon the request of any Buyers evidence of any such action so taken. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

c. Reporting Status. From the date of this Agreement until the first date on which the Securities cease to be Registrable Securities (as defined in the Registration Rights Agreement) (the period ending on such date, the “Reporting Period”), the Company shall use commercially reasonable efforts to timely (including by giving effect to any extensions pursuant to Rule 12b-25 of the 1934 Act) file all reports required to be filed with the SEC pursuant to the 1934 Act.

d. Use of Proceeds. The Company will use the proceeds from the sale of the Securities for general working capital purposes, including but not limited to fund port network development, future acquisitions, alternative energy and biofuel supply development.

e. Expenses. At the Closing, the Company and the Buyers shall each pay all of their own legal, due diligence and other expenses, including fees and expenses of attorneys, investigative and other consultants and travel costs and all other expenses, relating to negotiating and preparing the Transaction Documents and consummating the transactions contemplated hereby and thereby. The Company shall pay all Transfer Agent fees incurred in connection with the sale and issuance of the Securities to the Buyers.

f. Disclosure of Transactions and Other Material Information. The Company shall file, within the timeframe required under applicable SEC rules, one or more Current Reports on Form 6-K with the SEC describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Form 6-K this Agreement and the Registration Rights Agreement (such Form or Forms 6-K, collectively, the “Announcing Form 6-K”). The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents to not, provide any Buyer with any material non-public information regarding the Company or any of its Subsidiaries from and after the filing of the Announcing Form 6-K with the SEC without the express prior written consent of such Buyer, unless prior thereto such Buyer shall have executed a written agreement regarding the confidentiality and use of such information.

g. USA PATRIOT Act, Investor Secrecy Act and Office of Foreign Assets Control. As required by federal law and each Buyer’s policies and practices, each Buyer may need to obtain, verify and record certain customer identification information and documentation in connection with opening or maintaining accounts, or establishing or continuing to provide services, and, from the date of this Agreement until the end of the Reporting Period, the Company agrees to, and shall cause each of the Subsidiaries to, provide such information to each Buyer.

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h. Regulation M. Neither the Company, nor the Subsidiaries nor any Affiliates of the foregoing, has taken or shall take any action prohibited by Regulation M under the 1934 Act, in connection with the offer, sale and delivery of the Securities contemplated hereby.

i. Disqualification Events. The Company will notify the Buyers in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Covered Person.

j. Transfer Taxes. The Company shall be responsible for any liability with respect to any transfer, stamp or similar non-income Taxes that may be payable in connection with the execution, delivery and performance of this Agreement and the other Transaction Documents, including any such Taxes with respect to the issuance of the Securities.

k. Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, all of which will be disclosed in a Form 6-K on or prior to the Closing Date, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers with any information that it believes constitutes or would reasonably be deemed to constitute material, non-public information that will not otherwise be disclosed in the SEC Documents on or prior to the Closing Date. The Company understands and confirms that the Buyers will rely on the foregoing representation in effecting transactions in securities of the Company.

5. CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL. The obligation of the Company to issue and sell the Securities to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions; provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

a. Such Buyer shall have executed each of the Transaction Documents and the Lock-up Agreement, in the form attached hereto as Exhibit B, and delivered the same to the Company.

b. Such Buyer shall have delivered to the Company the Purchase Price for the Shares being purchased by such Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

c. The representations and warranties of such Buyer shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date), and such Buyer shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

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d. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

e. The Company shall have filed with the Principal Market the listing of additional shares application for the Shares and shall have received no objections to such form from the staff of the Principal Market.

6. CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE. The obligation of each Buyer hereunder to purchase the Securities from the Company at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions; provided that these conditions are for each Buyer’s sole benefit and may be waived only by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

a. The Company shall have executed each of the Transaction Documents to which it is a party and delivered the same to such Buyer.

b. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

c. The Company shall have executed and delivered the Transfer Instructions, acknowledged in writing by the Transfer Agent, with respect to the Shares being purchased by such Buyer at the Closing to the Transfer Agent and delivered a copy thereof to such Buyer.

d. The Company Board shall have adopted, and not rescinded or otherwise amended or modified, authorizations consistent with Section 3.b (the “Resolutions”).

e. Since the date hereof, no event or series of events shall have occurred that has had or would reasonably be expected to have a Material Adverse Effect.

f.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

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7. INDEMNIFICATION.

a. Company Indemnification Obligation. In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their officers, directors, members, managers, employees and any of the foregoing Persons’ agents or other representatives (including those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith, and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitees as a result of, or arising out of, or relating to (a) any material misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any material breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitees and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents in accordance with the terms hereof or thereof or any other certificate, instrument or document contemplated hereby or thereby in accordance with the terms thereof (other than a cause of action, suit or claim brought or made against an Indemnitee by such Indemnitee’s owners, investors or affiliates), except, in each case, to the extent any Indemnified Liabilities resulted from such Indemnitee’s negligence, willful misconduct or fraud or to the extent that a loss, claim, damage or liability is attributable to such Buyer’s breach of any of the representations, warranties, covenants or agreements made by such Buyer in this Agreement or in the other Transaction Documents. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

b. Indemnification Procedures. Each Indemnitee shall (i) give prompt written notice to the Company of any claim with respect to which it seeks indemnification or contribution pursuant to this Agreement (provided, however, that the failure of the Indemnitee to promptly deliver such notice shall not relieve the Company of any liability, except to the extent that the Company is prejudiced in its ability to defend such claim) and (ii) permit the Company to assume the defense of such claim with counsel selected by the Company and reasonably satisfactory to the Indemnitee; provided, however, that any Indemnitee entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of the Indemnitee unless (A) the Company has agreed in writing to pay such fees and expenses, or (B) in the reasonable judgment of the Indemnitee, based upon advice of its counsel, a conflict of interest may exist between the Indemnitee and the Company with respect to such claims (in which case, if the Indemnitee notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such claim on behalf of the Indemnitee). If the Company assumes the defense of the claim, it shall not be subject to any liability for any settlement or compromise made by the Indemnitee without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). In connection with any settlement negotiated by the Company, the Company shall not, and no Indemnitee shall be required by the Company to, (I) enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnitee of a release from all liability in respect to such claim or litigation, (II) enter into any settlement that attributes by its terms any liability, culpability or fault to the Indemnitee, or (III) consent to the entry of any judgment that does not include as a term thereof a full dismissal of the litigation or proceeding with prejudice. In addition, without the consent of the Indemnitee, the Company shall not consent to entry of any judgment or enter into any settlement which provides for any obligation or restriction on the part of the Indemnitee other than the payment of money damages which are to be paid in full by the Company. If the Company is not entitled to assume or continue the defense of such claim pursuant to clause (B) above, the Indemnitee shall have the right without prejudice to its right of indemnification hereunder to, in its discretion exercised in good faith and upon advice of counsel, to contest, defend and litigate such claim and may settle such claim, either before or after the initiation of litigation, at such time and upon such terms as the Indemnitee deems fair and reasonable; provided that, at least fifteen (15) days prior to any settlement, written notice of such Indemnitee’s intention to settle is given to the Company. If requested by the Company, the Indemnitee agrees (at no expense to the Indemnitee) to reasonably cooperate with the Company and its counsel in contesting any claim that the Company elects to contest.

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8. GOVERNING LAW; MISCELLANEOUS.

a. Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the courts of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. To the extent that the Company has or hereafter may acquire any immunity (on the grounds of sovereignty or otherwise) from the jurisdiction of any court or from any legal process with respect to itself or its property, the Company irrevocably waives, to the fullest extent permitted by law, such immunity in respect of any such suit, action or proceeding. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

b. Counterparts; Execution. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party. A PDF or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by e-mail or other electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered legal, valid, binding and effective for all purposes. The parties hereto hereby agree that no party shall raise the execution of a PDF or other reproduction of this Agreement, or the fact that any signature or document was transmitted or communicated by e-mail or other electronic transmission device, as a defense to the formation of this Agreement.

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c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

e. Entire Agreement; Amendments; Waivers. This Agreement supersedes all other prior oral or written agreements among each Buyer, the Company and the Subsidiaries, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties hereto with respect to the matters covered herein and therein. No provision of this Agreement may be waived, modified, supplemented or amended other than by an instrument in writing signed by the Company and by each of the Buyers (in either case, the “Required Buyers”). Any such amendment shall bind all holders of the Securities. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Securities then outstanding. No failure or delay on the part of a party in either exercising or enforcing any right under this Agreement shall operate as a waiver of, or impair, any such right. No single or partial exercise or enforcement of any such right shall preclude any other or further exercise or enforcement thereof or the exercise or enforcement of any other right. No waiver of any such right shall be deemed a waiver of any other right. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification or supplement of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties hereto or to the other Transaction Documents or holders of the Securities, as the case may be. For clarification purposes, this provision constitutes a separate right granted to each Buyer and is not intended for the Company to treat the Buyers as a class and shall not be construed in any way as the Buyers acting in concert or otherwise as a group with respect to the purchase, disposition or voting of securities or otherwise.

f. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by electronic mail (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such e-mail could not be delivered to such recipient); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The mailing addresses and e-mail addresses for such communications shall be:

If to the Company:	Level 23-2, Menara Permata Sapura Kuala Lumpur City Centre 50088 Kuala Lumpur Malaysia Attention: Teck Lim Chia Chief Executive Officer Email: wchia@banle-intl.com

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With copy to:	360 S. Rosemary Avenue Suite 1410West Palm Beach, FL 33401 Attention: Kathleen Deutsch Nelson Mullins Riley & Scarborough LLP Email: kathleen.deutsch@nelsonmullins.com

g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, if any. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Buyers. A Buyer shall not assign some or all of its rights hereunder without the prior written consent of the Company.

h. No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and, to the extent provided in Section 7, each Indemnitee, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

i. Survival. The representations and warranties of the Company and the Buyers contained in Sections 2 and 3, the agreements and covenants set forth in Section 4 and this Section 8, and the indemnification provisions set forth in Section 7, shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

j. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties thereto express their mutual intent, and no rules of strict construction will be applied against any party.

l. Remedies. The parties hereto agree that (i) irreparable harm would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and (ii) money damages or other legal remedies would not be an adequate remedy for any such harm. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies that such Buyers and holders have been granted at any time under any other agreement or contract and all of the rights that such Buyers and holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security or proving actual damages), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

m. Interpretative Matters. Unless the context otherwise requires, (i) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Agreement, (ii) each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with GAAP, (iii) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (iv) the use of the word “including” in this Agreement shall be by way of example rather than limitation, and (v) the word “or” shall not be exclusive. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement or any of the other Transaction Documents in connection with the transactions contemplated hereby or thereby shall be deemed to be representations and warranties by the Company, as if made by the Company pursuant to Section 3 hereof, as of the date of such certificate or instrument (including for purposes of Section 7 hereof).

* * * * * *

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IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

CBL International Limited

By:	/s/
Name:	Teck Lim Chia
Title:	Chief Executive Officer

[Signature Page to Securities Purchase Agreement]

BUYERS:

NAME OF BUYER:

[XXXX]

By [-]

By:	/s/

Name:

Title:	Authorized Signatory

Street Address: _______________________________

E-mail: ______________________________________

EIN: ________________________________________

State/Country of Formation or Domicile ___________________________________

Aggregate Share Purchase Price:

Number of Shares to be Acquired:

[Signature Page to Securities Purchase Agreement]

BUYERS

Buyer’s Name	Number of Shares	Per Share Purchase Price	Aggregate Purchase Price
[XXXX]	2,500,000	$0.55	$1,375,000
Total	2,500,000	$0.55	$1,375,000

EXHIBITS

Exhibit A	Form of Registration Rights Agreement
Exhibit B	Form of Lock-Up Agreement

Exhibit A

[Form of Registration Rights Agreement]

Exhibit B

[Lock-up Agreement]